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                                                                    EXHIBIT 10.3

                             SECOND AMENDMENT TO THE

                                  BIOMED REALTY
                         401(K) RETIREMENT SAVINGS PLAN

      BIOMED REALTY, L.P. (the "Employer") hereby amends the BIOMED REALTY 401(K) RETIREMENT SAVINGS PLAN to be effective as specified in Paragraph 1 below:

      1.    Paragraph K of Article I is amended to add the following paragraph:

            "Effective for Plan Years beginning on and after January 1, 2001 and Limitation Years beginning on and after January 1, 2001, for purposes of the definition of Compensation under this Paragraph K, Paragraphs A.30, A.41 and
A.76 of Article II, Paragraph E.1 of Article V and Paragraphs A.2 and E of
Article VIII, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

      2. Paragraph PP.4 of Article I is amended to add the following paragraphs:

      "Notwithstanding any inconsistent provisions of the Plan, for purposes of determining required minimum distributions for Distribution Calendar Years beginning with the 2003 calendar year, this Plan will apply the minimum distribution requirements of Section 401(a)(9) of the Code in accordance with the Final and Temporary Regulations issued on April 17, 2002.

      For purposes of this Paragraph PP.4 and Article VII, Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under subparagraph C.2(a) of Article VII. The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's required beginning date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's required beginning date occurs, will

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be made on or before December 31 of that Distribution Calendar Year."

      3.    Paragraph PP.5 is added to the Article I to read as follows:

            "5.   Election to Apply 5-Year Rule to Distributions to Designated
Beneficiaries.

            If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in subparagraph C.2(a) of Article VII of the Plan, but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to either the Participant or the Surviving Spouse begin, this election will apply as if the Surviving Spouse were the Participant. This modification to Paragraph C.2(a) of Article VII will apply to all distributions."

      4.    Paragraph PP.6 is added to Article I to read as follows:

            "6.   Election to Allow Participants or Beneficiaries to elect the
5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in subparagraph C.2(a), (d),
(e) and (f) of Article VII of the Plan applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under subparagraph C.2(a) of Article VII of the Plan, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, Surviving Spouse's) death. If neither the Participant nor Beneficiary makes an election under this paragraph, distributions will be made in accordance with subparagraphs C.2(a),
(d), (e) and (f) of Article VII of the Plan and, if applicable, the elections in Paragraph PP.5 of this Article I."

      5.    Paragraph PP.7 is added to Article I to read as follows:

            "7.   Election to Allow Designated Beneficiary Receiving
Distributions Under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period."

      6.    Effective on and after the date specified in Paragraph PP.4 of
Article I, Paragraph B.9 of Article VII is amended to delete the last three (3) paragraphs.

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      7.    The following new Paragraphs are added as B.10, B.11 and B.12 and the former Paragraph B.10 is redesignated as Paragraph B.13:

            "10. Coordination with Minimum Distribution Requirements Previously in Effect. If Article I specifies an effective date to apply the Final and Temporary Regulations under Section 401(a)(9) of the Code that is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this Article VII will be determined as follows:

            (a) If the total amount of 2002 required minimum distributions under the Plan made to the Distributee or Designated Beneficiary prior to the effective date stated in Paragraph PP.4 of Article I equals or exceeds the required minimum distributions determined after the effective date in such Paragraph, then no additional distributions will be required to be made for 2002 on or after such date to the Distributee or Designated Beneficiary.

            (b) If the total amount of 2002 required minimum distributions under the Plan made to the Distributee or Designated Beneficiary prior to the effective date of Paragraph PP.4 of Article I is less than the amount determined after the effective date of such Paragraph, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the Distributee or Designated Beneficiary will be the amount determined after the effective date specified in Paragraph PP.4 of Article I.

            Notwithstanding the other provisions of this Article VII, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of TEFRA and the provisions of Paragraph G of this Article VII.

            11. Amount of Required Minimum Distribution During the Participant's Lifetime. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

            (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in
Section 1.401(a)(9)-9 of the Final Treasury Regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

            (b) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Final Treasury Regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the Distribution Calendar Year.

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            For purposes of Paragraphs B and C of this Article VII, a
Participant's account balance shall equal his or her Accrued Benefit as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

            For purposes of required minimum distributions, life expectancy, where applicable, shall be computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Final Treasury Regulations.

            For the purposes of Paragraphs B and C of this Article VII, Designated Beneficiary means the individual who is designated as the Beneficiary as described in Paragraph A.19 of Article II and is the Designated Beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-4 of the Final Treasury Regulations.

                  Required minimum distributions will be determined under this Paragraph B.11 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Participant's date of death.

            12. Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first Distribution Calendar Year distributions will be made in accordance with Paragraph B.11 and subparagraphs C.2(b), (c), (d), (e) and (f) of this Article
VII. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Final and Temporary Treasury Regulations issued on April 17, 2002."

      8. Paragraph C.2 of Article VII is amended in its entirety to read as follows:

            "2.   Time of Distribution Upon Death. Upon the death of a
Participant, the following distribution provisions shall apply:

            (a) If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                  (i) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, then, except as provided in Article I, distributions to the Surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

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                  (ii)  If the Participant's Surviving Spouse is not the
Participant's sole Designated Beneficiary, then, except as provided in Article I, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                  (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  (iv) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary and the Surviving Spouse dies after the Participant but before distributions to the Surviving Spouse begin, this subparagraph C.2(a), other than subparagraph C.2(a)(i), will apply as if the Surviving Spouse were the Participant.

                  For purposes of this Paragraph C.2, unless subparagraph C.2(a)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If subparagraph C.2(a)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the Surviving Spouse under subparagraph C.2(a)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's Surviving Spouse before the date distributions are required to begin to the Surviving Spouse under subparagraph C.2(a)(i)), the date distributions are considered to begin is the date distributions actually commence.

            (b) If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

                  (i) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one
(1) for each subsequent year.

                  (ii) If the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, the remaining life expectancy of the Surviving Spouse is calculated for each Distribution Calendar Year after the year of the Participant's death using the Surviving Spouse's age as of the Spouse's birthday in that year. For Distribution Calendar Years after the year of the Surviving Spouse's death, the remaining life expectancy of the Surviving Spouse is calculated using the age of the Surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one (1) for each subsequent calendar year.

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                  (iii) If the Participant's Surviving Spouse is not the
Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one (1) for each subsequent year.

            (c) If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one (1) for each subsequent year.

            (d) Except as provided in Article I, if the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in subparagraph C.2(b) and (c) of the Article VII.

            (e) If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (f) If the Participant dies before the date distributions begin, the Participant's Surviving Spouse is the Participant's sole Designated Beneficiary, and the Surviving Spouse dies before distributions are required to begin to the Surviving Spouse under subparagraph C.2(a)(i), then subparagraphs C.2(d), (c) and (f) of this Article VII will apply as if the Surviving Spouse were the Participant."

      IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed by its duly represented officer, this 10th day of January, 2005.

                                           EMPLOYER:
                                           BIOMED REALTY, L.P.

                                           By:      /s/ John Wilson
                                               ____________________________

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